Phoenix Benefit Choice VUL sm — issued by Phoenix Life Variable Universal Life Account of

Phoenix Life Insurance Company

Supplement to Prospectus dated December 21, 2007, as Supplemented on January 10, 2008 and March 4, 2008

The following information that was added by supplement dated January 10, 2008 is revoked:

The parenthetical, “(not available in the State of New York)”, that was added under the “Other Available Insurance Benefits” section located on page 4 of the prospectus regarding the LifePlan Options and Overloan Protection Riders;

The sentence, “This option is not yet available in the State of New York.”, that was added before the first sentence of the section entitled “Oveloan Protection Option” located on page 21 of the prospectus;

The parenthetical, “(not available in the State of New York”), that was added under the “Costs for Policy Riders” section located on page 24 of the prospectus regarding the LifePlan Options and Overloan Protection Riders; and

The sentence, “This rider is not yet available for policies issued in the State of New York.”, that was added before the first sentence of the sections entitled “LifePlan Options Rider” and “Overloan Protection Rider” located on page 29 of the prospectus.

TF1011	Supplement dated April 11, 2008